UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 7, 2007
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	10-18786	94-2723335

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Prospect Street, Suite 301, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(858) 456-6022

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information
Item 2.02 Results of Operations and Financial Conditions
On November 7, 2007, PICO Holdings, Inc. issued a press release announcing financial results for its fiscal third quarter and nine months ended September 30, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 7, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.
Date: November 8, 2007	By:	/s/ Maxim C. W. Webb
Maxim C. W. Webb
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 7, 2007